    As filed with the Securities and Exchange Commission on August 29, 1995

                                             Registration Statement No. 33-31330

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ____________________


                                    FORM S-8

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                              ____________________


                                 LABARGE, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                                  73-0574586
(State or other jurisdiction of         (I.R.S. Employer Identification Number)
incorporation or organization)

                              707 N. Second Street
                        St. Louis, Missouri  63178-4499
                  ___________________________________________
                    (Address of Principal Executive Offices)

                 LaBarge, Inc. 1987 Incentive Stock Option Plan
                 LaBarge, Inc. 1993 Incentive Stock Option Plan

                              (Full Title of Plan)

                               WILLIAM J. MAENDER
                   Vice President and Chief Financial Officer
                                 LABARGE, INC.
                              707 N. Second Street
                        St. Louis, Missouri  63178-4499
                    (Name and Address of Agent for Service)

                                 (314) 231-5960
         (Telephone Number, Including Area Code, of Agent For Service)


                        CALCULATION OF REGISTRATION FEE

=====================================================================================================================
                                                         Proposed Maximum     Proposed Maximum
 Title of Securities                    Amount to be      Offering Price     Aggregate Offering        Amount of
 to be Registered                     Registered(1)(2)     Per Share(3)          Price(3)           Registration Fee
- ---------------------------------------------------------------------------------------------------------------------
 Common Stock, $0.01 par value, to be    394,000             $3.906             $1,539,000             $531.00
 issued pursuant to the Plans            Shares
=====================================================================================================================


(1) 94,000 shares of Common Stock as being registered pursuant to the 1987 Incentive Stock Option Plan and 300,000 shares are being registered pursuant to the 1993 Incentive Stock Option Plan.

(2) Also registered hereby are such additional indeterminate number of shares of Common Stock or other securities as may become issuable by reason of adjustments pursuant to the anti-dilution provisions of the plans.

(3) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h) and based on the average of the high and the low prices of the Common Stock of LaBarge, Inc. as reported on August 22, 1995 on the American Stock Exchange.
================================================================================

        This Registration Statement contains 12 sequentially numbered pages. The Exhibit Index appears at sequentially numbered page 8.

                                  INTRODUCTION

         This Registration Statement on Form S-8 is filed by LaBarge, Inc. (the "Company" or "Registrant") and relates to (i) 94,000 shares of the Company's Common Stock issuable under the LaBarge, Inc. 1987 Incentive Stock Option Plan and (ii) 300,000 shares of the Company's Common Stock issuable under the LaBarge, Inc. 1993 Incentive Stock Option Plan.


                                     PART I

                INFORMATION REQUIRED IN SECTION 10(A) PROSPECTUS


ITEM 1:  Plan Information.*

ITEM 2:  Registrant Information and Employee Plan Annual Information.*


         *Information required by Part I of Form S-8 to be contained in the
Section 10(a) prospectus is omitted from this Registration Statement in accordance with Rule 428 under the Securities Act of 1933, as amended (the "Securities Act"), and the Note to Part I of Form S-8.


                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3:  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents previously filed by the Registrant with the Securities and Exchange Commission are hereby incorporated by reference into this Registration Statement:

         (a) The Registrant's Annual Report on Form 10-K, filed for the fiscal year ended July 2, 1995.

         (b) The description of the Company's Common Stock set forth in the Company's Registration Statement on Form S-1 No. 33-23137, effective September 28, 1988.

         All documents filed by the Registrant subsequent to the date of this Registration Statement pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act and prior to the filing of a post-effective amendment which indicates that all securities offered hereunder have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

         For purposes of this Registration Statement, any statement contained in a document incorporated or deemed to be incorporated herein by reference shall be deemed to be modified or superseded to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated herein by reference modifies or supersedes such statement in such document. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4:  DESCRIPTION OF SECURITIES.

         Inapplicable.





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


ITEM 5:  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Inapplicable.

ITEM 6:  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Section 145 of the General Corporation Law of the State of Delaware sets forth provisions pursuant to which officers and directors of the Company may be indemnified against any liabilities which they may incur in their capacity as such. Article VII of the Company's by-laws, as amended, provides for the indemnification of directors and officers of the Company against certain liabilities under certain circumstances.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 by the Company may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company understands that the Securities and Exchange Commission is of the opinion that such indemnification is against public policy as expressed in said Act and therefore may be unenforceable.

ITEM 7:  EXEMPTION FROM REGISTRATION CLAIMED.

         Inapplicable.

ITEM 8:  EXHIBITS.

    EXHIBIT        DESCRIPTION
    -------        -----------
     4.1           Certificate of Incorporation, as amended, previously filed as Exhibit 3.1 to the
                   Company's Annual Report on Form 10-K for the year ended December 31, 1980 and incorporated herein by reference.
     4.1(a)        Amendment to Certificate of Incorporation previously filed as Exhibit 3.1 to the
                   Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1987 and incorporated herein by reference.
     4.1(b)        Amendment to Certificate of Incorporation dated June 23, 1988, previously filed as
                   Exhibit 3.1(b) to the Company's Registration Statement on Form S-1 #33-23137 as
                   filed with the Commission on July 19, 1988 and incorporated herein by reference.
     4.1(c)        Amendment to Certificate of Incorporation dated August 24, 1989, previously filed as Exhibit 3.1(c) to the Company's Current Report on Form 8-K as filed with the
                   Commission on August 24, 1989, and incorporated herein by reference.
     4.1(d)        Amendment to Certificate of Incorporation dated November 5, 1992, previously filed as Exhibit 3.1(d) to the Company's Annual Report on Form 10-K as filed with the
                   Commission on September 3, 1993, and incorporated herein by reference.
     4.1(e)        Amendment to Certificate of Incorporation dated January 31, 1994, previously filed as Exhibit 3.1(e) to the Company's Quarterly Report on Form 10-Q as filed with the
                   Commission on May 4, 1994, and incorporated herein by reference.
     4.2           By-Laws, as amended, previously filed as Exhibit 3.2 to the Company's Annual
                   Report on Form 10-K for the year ended December 31, 1980 and incorporated herein by reference.
     5             Opinion of Armstrong, Teasdale, Schlafly & Davis regarding legality of shares being registered.
    23(a)          Consent of KPMG Peat Marwick LLP.
    23(b)          Consent of Armstrong, Teasdale, Schlafly & Davis (incorporated in Exhibit 5 described above).
    25             Powers of Attorney (See Signature Page).

ITEM 9:  UNDERTAKINGS.

         (a)     The Registrant hereby undertakes:

                 (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                          (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                          (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

                          (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

                 provided, however, that paragraphs (i) and (ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

                 (2) That, for the purpose of determining any liability under the Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                 (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Act, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of St. Louis, State of Missouri on the 17th day of August, 1995.

                                       LABARGE, INC.


                                       By: ____________________________________
                                           Craig E. LaBarge
                                           President and Chief Executive Officer

         Each person whose signature appears below constitutes and appoints Craig E. LaBarge and William J. Maender his true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution and re-substitution, for him and in his name, place or stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

          SIGNATURES                                        TITLE                   DATE
          ----------                                        -----                   ----

/s/ Pierre L. LaBarge, Jr.
- ------------------------------    Chairman of the Board                            8/15/95
Pierre L. LaBarge, Jr.            and Director

/s/ Craig E. LaBarge
- ------------------------------    President, Chief Executive Officer               8/15/95
Craig E. LaBarge                  and Director

/s/ William J. Maender
- ------------------------------    Vice President, Chief Financial Officer          8/15/95
William J. Maender                and Director

/s/ J. C. Kahn, Jr.
- ------------------------------    Executive Vice President, (Chief Operating       8/15/95
J. C. Kahn, Jr.                   Officer) and Director

/s/ Gas G. Casten
- ------------------------------    Director                                         8/15/95
Gas G. Casten

/s/ Richard P. Connerly
- ------------------------------    Director                                         8/15/95
Richard P. Connerly

/s/ R. Hal Dean
- ------------------------------    Director                                         8/15/95
R. Hal Dean

/s/ Edward J. Nestor, Jr.
- ------------------------------    Director                                         8/15/95
Edward J. Nestor, Jr.

/s/ James P. Shanahan, Jr.
- ------------------------------    Director                                         8/15/95
James P. Shanahan, Jr.

                                 EXHIBIT INDEX

 EXHIBIT                                                                                      SEQUENTIALLY
   NO.                                            DESCRIPTION                                NUMBERED PAGE
 -------                                          -----------                                -------------

    EXHIBIT        DESCRIPTION
    -------        -----------
     4.1           Certificate of Incorporation, as amended, previously filed as Exhibit 3.1 to the
                   Company's Annual Report on Form 10-K for the year ended December 31, 1980 and incorporated herein by reference.
     4.1(a)        Amendment to Certificate of Incorporation previously filed as Exhibit 3.1 to the
                   Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1987 and incorporated herein by reference.
     4.1(b)        Amendment to Certificate of Incorporation dated June 23, 1988, previously filed as
                   Exhibit 3.1(b) to the Company's Registration Statement on Form S-1 as filed with the Commission on July 19, 1988 and incorporated herein by reference.
     4.1(c)        Amendment to Certificate of Incorporation dated August 24, 1989, previously filed as Exhibit 3.1(c) to the Company's Current Report on Form 8-K as filed with the
                   Commission on August 24, 1989, and incorporated herein by reference.
     4.1(d)        Amendment to Certificate of Incorporation dated November 5, 1992, previously filed as Exhibit 3.1(d) to the Company's Annual Report on Form 10-K as filed with the
                   Commission on September 3, 1993, and incorporated herein by reference.
     4.1(e)        Amendment to Certificate of Incorporation dated January 31, 1994, previously filed as Exhibit 3.1(e) to the Company's Quarterly Report on Form 10-Q as filed with the
                   Commission on May 4, 1994, and incorporated herein by reference.
     4.2           By-Laws, as amended, previously filed as Exhibit 3.2 to the Company's Annual
                   Report on Form 10-K for the year ended December 31, 1980 and incorporated herein by reference.
     5             Opinion of Armstrong, Teasdale, Schlafly & Davis regarding legality of shares being registered.
    23(a)          Consent of KPMG Peat Marwick LLP.
    23(b)          Consent of Armstrong, Teasdale, Schlafly & Davis (incorporated in Exhibit 5 described above).
    25             Powers of Attorney (See Signature Page).





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